   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 4, 1998

                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                      RF POWER PRODUCTS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
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/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
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     (2) Form, Schedule or Registration Statement No.:
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     (4) Date Filed:
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

                                                        NEWS
                                                       RELEASE


Neil G. Berkman Associates                            Company Contact:
1900 Avenue of the Stars
Suite 2850                                            Dr. Joseph Stach
Los Angeles, CA 90067                                 Chairman & CEO
(310) 277-5162                                        (609) 627-6100

             RF POWER PRODUCTS, INC. SETS DATE FOR
                 SPECIAL MEETING OF SHAREHOLDERS

     VOORHEES, NEW JERSEY, September 4, 1998,...RF POWER PRODUCTS, INC. (ASE:RFP) announced today that a special meeting of shareholders to consider and vote upon the proposed acquisition of RF Power by Advanced Energy Industries, Inc. (NASDAQ:AEIS) has been set for October 8, 1998.

     As announced on June 2, 1998, RF Power entered into a definitive merger agreement with Advanced Energy Industries, Inc. which contemplates that RF Power will become a wholly-owned subsidiary of Advanced Energy and that its stockholders will become stockholders of Advanced Energy. A proxy statement/prospectus in connection with approval of the merger by the Company's stockholders has been mailed to RF Power's stockholders. Solicitation of proxies with respect to the special meeting is made only by means of such proxy statement/prospectus.

   RF Power Products Inc., designs and manufactures radio frequency power systems, matching networks and other peripheral products primarily for original equipment manufacturers in the semiconductor, flat panel display, thin film disc media and analytical instrument markets.

THE STATEMENTS CONTAINED IN THIS RELEASE WHICH ARE NOT HISTORICAL FACTS MAY BE DEEMED TO CONTAIN FORWARD-LOOKING STATEMENTS WITH RESPECT TO EVENTS, THE OCCURRENCE OF WHICH INVOLVE RISKS AND UNCERTAINTIES, INCLUDING, WITHOUT LIMITATION, DEMAND AND COMPETITION FOR THE COMPANY'S SERVICES AND PRODUCTS, AND OTHER RISKS OR UNCERTAINTIES DETAILED IN THE COMPANY'S SECURITIES AND EXCHANGE COMMISSION FILINGS.


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